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                                                                    EXHIBIT 10.9

                                   ASSIGNMENT
                                   ----------

          Creative BioMolecules, Inc., a Delaware corporation, having a place of business at 35 South Street, Hopkinton, MA, in consideration of One Dollar and other valuable consideration paid to it by Stryker Corporation, a Michigan corporation, having a principal place of business at 2725 Fairfield Road, Kalamazoo, MI, the receipt of which is hereby acknowledged, does hereby sell, assign and transfer unto said Stryker Corporation, its successors and assigns, its entire right, title and interest for the United States of America and all foreign countries, including all rights of priority under the International Convention for the Protection of Industrial Property, in the inventions and improvements disclosed in the U.S., foreign, and PCT applications listed in Schedule A attached hereto, and in all Letters Patent of the United States and all foreign countries which have been or shall be granted on said inventions, or any parts thereof, or on said applications, or any divisions, continuations, reissues, extensions or other applications based in whole or in part thereon. And CBM agrees, for itself and its successors and assigns, with said Stryker Corporation and its successors and assigns, but at its or their expense and charges, hereafter to execute all applications, amended specifications, deeds or other instruments, and to do all acts necessary or proper to secure the grant of Letters Patent in the United States and in all other countries to said Stryker Corporation, with specifications and claims in such form as shall be approved by the counsel of said Stryker Corporation and to vest and confirm in said Stryker Corporation, its successors and assigns, the legal title to all such patents and to otherwise give full effect to and perfect the rights of said Stryker Corporation under this Assignment.

          And it does hereby authorize and request competent authorities to issue such Letters Patent as shall be granted upon said applications to said Stryker Corporation, its successors and assigns.

          WITNESS its hand and seal this 20th day of November, 1998.

                                        Creative BioMolecules, Inc.


                                        By: /s/ Michael M. Tarnow
                                            ----------------------------
                                            Michael M. Tarnow
                                            President
State of Massachusetts
County of Suffolk


          Then personally appeared the above-named Michael M. Tarnow, to me known and known to me to be the person who executed the foregoing instrument, and acknowledged it to be his free act and deed, before me, this 19th day of November, 1998.


                                        /s/ Gabrielle A. Brousseau
                                        --------------------------------
                                        Notary Public
                                        My Commission Expires: 6/23/2000